UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  June 24, 2005

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I of this Form 8-K contains information that is being posted on IBM’s Investor Relations web site (www.ibm.com/investor/).  All of the information in Attachment I is hereby furnished.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 24, 2005

	By:	/s/ Andrew Bonzani
(Andrew Bonzani)
Assistant Secretary &
Associate General Counsel

Attachment I

IBM INVESTOR RELATIONS

SUPPLY CHAIN TRANSFORMATION

THE STRONGEST LINK

IBM LAUNCHES A NEW BTO OFFERING

JUNE 24, 2005

THE BUSINESS PROBLEM

Company supply chains – sequences of business activities that join together the production of goods and services, from procurement to manufacturing and distribution - are becoming more complex, harder to manage and more costly to run. Globalization is making supply chains longer and more complicated. Customer demand is becoming more volatile and harder to predict. The integration of supply-chain activities across business units is raising management challenges and technical complexities.

Meanwhile, made-to-order manufacturing, shorter product life cycles and the rise of China and other low-cost manufacturing powerhouses have raised the importance of running a competitive supply chain. In a recent survey by Gartner of more than 1,300 chief financial officers(1), companies identified their supply chain as the most important means of improving business performance.

The cost, complexity and importance of engineering tight and responsive supply chains is encouraging companies to look more critically at how they should run this vital piece of enterprise infrastructure – and whether they should run all of its pieces themselves. Although every company thinks of its supply chain as a vital activity that is fundamental to its success, 51% of companies recognize that their supply chain is not a core competency, according to IDC. Meanwhile, 70% say they would pay a premium for help integrating their supply chain. More and more companies are turning to outside experts for help in doing the job right.

THE MARKET

IBM calculates that, out of the $3.4 trillion spent on supply chains this year, $340 billion will go to outside service providers. Until now, firms have spent most of this money on asset-heavy services such as manufacturing outsourcing, warehousing and freight services, and on deploying costly software applications.

These spending patterns have begun to change. In a world that requires On Demand modes of operation, companies need to respond dynamically to all manner of changes. They are beginning to explore how to adapt their supply chains to operate in this way.

2005 EXTERNAL SPENDING ON
CORPORATE SUPPLY CHAIN PROCESSES IN $ BILLIONS

Source: IBM

Today, companies see supply-chain management as a way of improving both sales and profits. Chief executives see it as an important way to set their companies apart – and even as a new source of revenue growth.

Increasingly, companies want help not just with manufacturing or procurement or logistics alone. They need to integrate the entire supply chain – and to do so in a way that preserves flexibility, opens their enterprise infrastructure to the inventions, expertise and networks of others, and lets them shed the bits of the supply chain that can be better run by partners. IBM calculates that the market for these high margin, asset-light services is worth $23.5 billion. Demand for these services is growing at between 10-15% a year.

A NEW PRACTICE

To address this high margin, high growth part of the market, IBM is creating a supply-chain management business transformation outsourcing (BTO) practice. This new practice draws on the success of IBM’s own internal supply-chain transformation, as well as the expertise of the world’s largest supply-chain consulting practice.

IBM’s supply-chain practice joins a fast-growing portfolio of IBM services and technologies that target business transformation, from human resources to finance and accounting and customer relationship management. Sales of these Business Performance Transformation Services (BPTS) grew by 45% year on year in 2004 and by 40% year on year in the first quarter of 2005. These services will contribute to IBM’s future top-line growth.

BUSINESS PERFORMANCE TRANSFORMATION SERVICES
REVENUES ($M)

Source: IBM

EXPERTISE AND SCALE

To thrive in this new market, supply-chain service providers will have to master new skills and disciplines. These include deep business and industry knowledge, applied technology skills, hands-on engineering know-how, and proven supply-chain intellectual property and physical assets. Only IBM can integrate for our clients all of these pieces.

IBM already runs the world’s largest supply-chain management consulting firm, with 8,000 professionals. These consultants draw on the collective knowledge of IBM’s 15,000 internal supply-chain experts, from engineers to mathematicians and software developers.

IBM offers a unique portfolio of supply-chain assets and intellectual property. IBM’s supply chain BTO practice is harvesting these assets from a maturing internal initiative to transform our own supply chain, from IBM’s software, services and consulting groups, and from strategic acquisitions. In December 2004, for example, IBM purchased Maersk Data, the computer-services unit of AP Moller-Maersk, a Danish shipping company.

IBM has a powerful balance sheet and global operations that span more than 170 countries. IBM’s own supply chain links 33,000 suppliers and 45,000 business partners, and handles 78,000 different products. AMR Research(2) rates the performance of IBM’s supply chain among the top four in the world, ahead of Wal-Mart, Toyota and Johnson & Johnson. Among supply-chain service providers, only IBM has the scale and the scope to operate large, distributed and complex supply chains on behalf of our clients.

RESULTS

IBM’s internal supply-chain initiative has already proven the value of our market proposition. Over the last three years, IBM’s supply-chain initiative has lowered our costs by billions of dollars and generated cash from improved processes and better asset management. IBM has recently begun to apply supply-chain engineering disciplines to the way it manages its workforce.

Since IBM integrated its own supply chain, top executives from more than 200 companies (including nearly 40% of the Fortune 500) have met with IBM to discuss our experience.

ON AVERAGE SO FAR, IBM HAS HELPED OUR CLIENTS...

• Shrink manufacturing costs by 20%

• Reduce fixed assets by 15%

• Improve cycle times by 10%

• Boost inventory turns by 50%

Source: IBM

Clients such as BP, the US Postal Service, the Department for Environment, Food and Rural Affairs, Honeywell, Metro Group and the New York Stock Exchange are already reaping the benefits of early adoption of IBM’s proven supply-chain transformation methods.

With the help of IBM’s supply-chain expertise, these pioneering companies are following IBM and beginning their own transformation into an On Demand business.

(1) Gartner Executive Programs, Delivering IT’s Contribution: The 2005 CIO Agenda, January 14, 2005

(2) The AMR Research supply chain top 25, November 2004